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                                                                   EXHIBIT 10.28

[*] = information redacted pursuant to a confidential treatment request. Such omitted information has been filed separately with the Securities and Exchange Commission.

                     AMENDMENT NUMBER TWO TO LOAN AGREEMENT
            THIS AMENDMENT NUMBER TWO TO LOAN AGREEMENT (this "Amendment"), dated as of November 30, 2001, is entered into between and among, on the one hand, the lenders identified on the signature pages hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("Agent"), HELLER FINANCIAL, INC., a Delaware corporation ("Heller"), and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation ("CITBC") and, on the other hand, PALM, INC., a Delaware corporation ("Borrower"), in light of the following:

                               W I T N E S S E T H

            WHEREAS, the Borrower and the Lender Group are parties to that certain Loan Agreement, dated as of June 25, 2001, as amended by that certain Amendment Number One to Loan Agreement, dated as of August 6, 2001 (as amended, restated, supplemented, or modified from time to time, the "Loan Agreement");

            WHEREAS, the Borrower has requested that the Lender Group consent to the amendments to the Loan Agreement set forth in Section 2 hereof; and

            WHEREAS, subject to the satisfaction of the conditions set forth herein, the Lender Group is willing to so consent to such amendments to the Loan Agreement.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement, as amended hereby.

2.    AMENDMENTS TO LOAN AGREEMENT.

      (a) Section 1.1 of the Loan Agreement hereby is amended by amending and restating the definitions of "Applicable Prepayment Premium", "Base Rate Margin", "LIBOR Rate Margin", "Designated Account", and "Eligible Accounts" as follows:

            "Applicable Prepayment Premium" means, as of any date of determination, an amount equal to (i) during the period of time from and after the date of the execution and delivery of this Agreement up to the date that is the first anniversary of the Closing Date, 2% times $150,000,000 (the "Maximum Amount") and (ii) during the period of time from and

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including the date that is the first anniversary of the Closing Date up to the date that is the second anniversary of the Closing Date, 1% times the Maximum Amount; provided, however, that if all or any portion of the Intellectual Property is sold or transferred other than pursuant to a Permitted IP Transaction or if thereafter, Borrower fails to maintain at least a majority equity interest in the IP Subsidiary or IP Subsidiaries, as the case may be, that are the subject of such Permitted IP Transaction or the IP Subsidiary or IP Subsidiaries, as the case may be, that are subject of such Permitted IP Transaction issue Prohibited Indebtedness or Prohibited Preferred Stock, then such amount will be reduced on a dollar for dollar basis up to a maximum of $50,000,000 by (i) the amount of proceeds received by Borrower in connection with such sale or transfer, or (ii) if Borrower makes such transfer pursuant to a partnership or joint venture with one or more third Persons, the amount equal to the fair market value of Intellectual Property contributed to such joint venture, measured in relation to the value of the interest received and capital contributions made by such third Person or Persons, as the case may be.

            "Base Rate Margin" means, as of any date of determination, for the 3 month period ended on the day prior to the applicable interest rate payment date, the percentage points determined by the following matrix:

--------------------------------------------------------------------------------
  Average Amount of the Total Revolver
                 Usage                              Base Rate Margin
--------------------------------------------------------------------------------
         Less than $50,000,000                            0.25
--------------------------------------------------------------------------------
   $50,000,000 or greater, up to and
         including $125,000,000                           0.75
--------------------------------------------------------------------------------
       greater than $125,000,000                          1.00
--------------------------------------------------------------------------------

            "Designated Account" means that certain deposit account of Borrower bearing the account number set forth on Schedule D-1 and maintained with Borrower's Designated Account Bank, or such other deposit account of Borrower (located within the United States) that has been designated as such, in writing, by Borrower to Agent.

            "Eligible Accounts" means those Domestic Accounts created by Borrower in the ordinary course of its business, that arise out of Borrower's sale of goods or rendition of services, that comply with each of the representations and warranties respecting Eligible Accounts made by Borrower in the Loan Documents, and that are not excluded as ineligible by virtue of one or more of the criteria set forth below; provided, however, that such criteria may be fixed and revised from time to time by Agent in Agent's Permitted Discretion to address the results of any audit performed by Agent from time to time after the Closing Date. In determining the amount to be included, Eligible Accounts shall be calculated net of customer deposits and unapplied cash remitted to Borrower. Eligible Accounts shall not include the following:


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                  (a) Accounts that the Account Debtor has failed to pay within
90 days of original invoice date or Accounts with selling terms of more than 60 days,

                  (b) Accounts owed by an Account Debtor (or its Affiliates) where 50% or more of all Accounts owed by that Account Debtor (or its Affiliates) are deemed ineligible under clause (a) above,

                  (c) Accounts with respect to which the Account Debtor is an employee, Affiliate, or agent of Borrower,

                  (d) Accounts arising in a transaction wherein goods are placed on consignment or are sold pursuant to a guaranteed sale, a sale or return, a sale on approval, a bill and hold, or any other terms by reason of which the payment by the Account Debtor may be conditional,

                  (e) Accounts that are not payable in Dollars,

                  (f) Accounts with respect to which the Account Debtor either
(i) does not maintain its chief executive office in the United States, or (ii) is not organized under the laws of the United States or any state thereof, or
(iii) is the government of any foreign country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or of any department, agency, public corporation, or other instrumentality thereof,

                  (g) Accounts with respect to which the Account Debtor is (i) the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which Borrower has complied, to the reasonable satisfaction of Agent, with the Assignment of Claims Act, 31 USC ss. 3727), or (ii) any state of the United States (exclusive, however, of (y) Accounts owed by any state that does not have a statutory counterpart to the Assignment of Claims Act, or (z) Accounts owed by any state that does have a statutory counterpart to the Assignment of Claims Act as to which Borrower has complied to Agent's satisfaction),

                  (h) Accounts with respect to which the Account Debtor is a creditor of Borrower has or has asserted a right of setoff, has disputed its liability, or has made any claim with respect to its obligation to pay the Account, to the extent of such claim, right of setoff, or dispute,

                  (i) Accounts with respect to an Account Debtor whose total obligations owing to Borrower, UK Borrower and Irish Borrower exceed 10% of all Eligible Accounts and Eligible Foreign Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, however, that Agent may, in its Permitted Discretion, increase the foregoing percentage for any Account Debtor up to a maximum of 20%; provided further, that in the case of Ingram Micro, the foregoing percentage shall be deemed increased to 17% and, in the case of Staples and Best Buy, the foregoing percentage shall be deemed increased to 15% for each of such entities; provided


                                       3

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further, that Agent may, in its Permitted Discretion, decrease the foregoing percentage for any Account Debtor based on a determination of the credit worthiness of such Account Debtor,

                  (j) Accounts with respect to which the Account Debtor is subject to an Insolvency Proceeding, is not Solvent, has gone out of business, or as to which Borrower has received notice of an imminent Insolvency Proceeding or a material impairment of the financial condition of such Account Debtor,

                  (k) Accounts, the collection of which, Agent, in its Permitted Discretion, believes to be doubtful; provided, however, that Agent agrees to endeavor, in good faith, to provide Borrower with reasonably prompt verbal notice of those material Account Debtors of Borrower that Agent deems to be doubtful under the foregoing provision,

                  (l) Accounts that are not subject to a valid and perfected first priority Agent's Lien,

                  (m) Accounts with respect to which (i) the goods giving rise to such Account have not been shipped and billed to the Account Debtor, or (ii) the services giving rise to such Account have not been performed and billed to the Account Debtor, or

                  (n) Accounts that represent the right to receive progress payments or other advance billings that are due prior to the completion of performance by Borrower of the subject contract for goods or services.

            "LIBOR Rate Margin" means, as of any date of determination, for the 3 month period ended on the day prior to the applicable interest payment date, the percentage points determined by the following matrix:

--------------------------------------------------------------------------------
  Average Amount of the Total Revolver              LIBOR Rate Margin
                 Usage
--------------------------------------------------------------------------------
         Less than $50,000,000                            2.25
--------------------------------------------------------------------------------
   $50,000,000 or greater, up to and
         including $125,000,000                           2.75
--------------------------------------------------------------------------------
       greater than $125,000,000                          3.00
--------------------------------------------------------------------------------

      (b) Section 1.1 of the Loan Agreement hereby is amended by inserting the following defined terms in the appropriate alphabetical order:

            "Aggregate Capital Expenditures" means the aggregate amount of capital expenditures of Borrower, UK Borrower and Irish Borrower.


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            "Irish Loan Usage" means, as of any date of determination, the then extant amount of Indebtedness outstanding under the Irish Loan Agreement.

            "Total Revolver Usage" means, as of any date of determination, the sum of (a) the Revolver Usage, plus (b) the UK Loan Usage, plus (c) the Irish Loan Usage.

            "UK Loan Usage" means, as of any date of determination, the then extant amount of Indebtedness outstanding under the UK Loan Agreement.

      (c) Section 7.20(b) of the Loan Agreement hereby is amended and restated in its entirety as follows:

            (b) Make Capital expenditures (other than with the proceeds of Permitted Equipment Indebtedness and other than amounts extant in Borrower's construction in progress account as of June 1, 2001) in any fiscal year in excess of the amount set forth in the following table for the applicable period:

            -----------------------------------------------
                 Fiscal Year          Aggregate Capital
                                         Expenditures
            -----------------------------------------------
                     2002                $31,250,000
            -----------------------------------------------
                     2003                $51,250,000
            -----------------------------------------------

3. CONDITIONS PRECEDENT TO AMENDMENT. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:

      (a) The representations and warranties in the Loan Agreement and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).

      (b) No Default or Event of Default shall have occurred and be continuing on the date hereof or as of the date of the effectiveness of this Amendment.

      (c) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against the Borrower or the Lender Group.

4. CONSTRUCTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF CALIFORNIA.


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5.    ENTIRE AMENDMENT; EFFECT OF AMENDMENT. This Amendment, and terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 2 hereof, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Loan Agreement or other Loan Documents, the terms and provisions of this Amendment shall control. This Amendment is a Loan Document.

6. COUNTERPARTS; TELEFACSIMILE EXECUTION. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

7.    MISCELLANEOUS.

      (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.

      (b) Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended by this Amendment.


                            [Signature page follows.]


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            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first written above.

                                  PALM, INC.

                                  a Delaware corporation

                                  By: /s/ Judy Bruner
                                      ------------------------------------------
                                  Name: Judy Bruner
                                        ----------------------------------------
                                  Title: CFO
                                         ---------------------------------------


                                  FOOTHILL CAPITAL CORPORATION,
                                  a California corporation, as Agent and as a Lender

                                  By: /s/ John Nocita
                                      ------------------------------------------
                                  Name: John Nocita
                                        ----------------------------------------
                                  Title: Vice President
                                         ---------------------------------------


                                  HELLER FINANCIAL, INC.,
                                  a Delaware corporation, as Syndication Agent and as a Lender

                                  By: /s/ Linde Reddle
                                      ------------------------------------------
                                  Name: Linde Reddle
                                        ----------------------------------------
                                  Title: Vice President
                                         ---------------------------------------


                                  THE CIT GROUP/BUSINESS CREDIT, INC.,
                                  a New York corporation, as Documentation Agent and as a Lender

                                  By: /s/ Adrian Avalos
                                      ------------------------------------------
                                  Name: Adrian Avalos
                                        ----------------------------------------
                                  Title: Vice President
                                         ---------------------------------------

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                                  SCHEDULE D-1

                               Designated Account


Account Number:  [*]